UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:       March 8, 2011

Micropac Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-5109	75-225149
(State or other jurisdiction	(Commission File Number)	(IRS employer
of incorporation)		Identification No.)

905 East Walnut Street, Garland, Texas	75040
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:                   (972) 272-3571

N/A

(Former name or former address, if changed since last report)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective March 4, 2011, the Board of Directors of Micropac Industries, Inc. amended and restated the Bylaws of the Company.

The Amended and Restated Bylaws are attached as Exhibit 3(ii) to this Form 8-K and are incorporated herein by reference.

Item 9.01  Financial Statement and Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Micropac Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROPAC INDUSTRIES, INC.
(Registrant)

Dated 3/8/2011	By:	/s/ Mark King
(Signature)
Mark King
Chief Executive Officer